SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 28, 2004

GEORGIA-CAROLINA BANCSHARES, INC.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-22891	58-2326075

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2805 Wrightsboro Road, Augusta, Georgia	30909

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (706) 736-2100

(Former name or address, if changed since last report)

Item 2.02. Results of Operations and Financial Condition

On October 28, 2004, Georgia-Carolina Bancshares, Inc. issued a press release announcing its financial results for the three months ended September 30, 2004. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

The following exhibit is being furnished with this report pursuant to Item 2.02 of this Form 8-K:

Exhibit No.	Description
99.1	Press Release of Registrant Regarding Financial Results for the Third Quarter Ended September 30, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORGIA-CAROLINA BANCSHARES, INC.
November 4, 2004	/s/ James Thomas
James Thomas
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
99.1	Press Release of Registrant Regarding Financial Results for the Third Quarter Ended September 30, 2004.